UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

Euronet Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)

4601 College Boulevard, Suite 300

Leawood, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 327-4200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On May 20, 2009, the stockholders of Euronet Worldwide, Inc. ("Euronet") approved an amendment to Article EIGHTH of the Certificate of Incorporation to eliminate mandatory indemnification of non-executive employees and agents. The amendment became effective on May 21, 2009 upon the filing of a Certificate of Amendment with the Delaware Secretary of State.

The foregoing description of the amendment to the Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the amendment which is set forth in Exhibit 3.1 attached hereto and to the description of the amendment in Proposal 2 of Euronet's Definitive Proxy Statement filed with the Securities and Exchange Commission ("SEC") on April 14, 2009 ("Proxy Statement"), which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On May 20, 2009, Euronet's stockholders approved amendments to the Euronet Worldwide, Inc. 2006 Stock Incentive Plan (the “Plan”). The amendments include the following:

•

an increase in the number of shares of common stock that are available for issuance under the Plan from 4 million to 8 million, in addition to the shares reallocated to the Plan from Euronet's 2002 Stock Incentive Plan (the "Prior Plan");

•

authorization of the issuance under the Plan of the following additional shares of common stock: (1) shares available for the issuance of awards under the Prior Plan and (2) shares subject to awards outstanding under the Prior Plan to the extent such awards expire or are cancelled or terminated without shares of common stock being issued;

•	extension of the date after which no new awards may be granted under the Plan from May 18, 2016 to May 20, 2019;
•	approval of an expanded list of stockholder-approved performance goals that may be utilized under the Plan; and
•	an increase in the maximum number of shares of common stock that may be subject to awards granted to any employee in any one-year period under the Plan from 400,000 shares to 500,000 shares.

The foregoing description of the amendments to the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended, which is attached as Appendix 1 to the Proxy Statement and to the description of the amendments to the Plan in Proposal 4 of Euronet's Proxy Statement, which are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 3.03 regarding the amendment to Euronet's Certificate of Incorporation, which is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment to Certificate of Incorporation

3.2	Certificate of Incorporation, as amended

10.1	Euronet Worldwide, Inc. 2006 Stock Incentive Plan, as amended (incorporated by reference from Appendix 1 to Euronet's Definitive Proxy Statement filed with the SEC on April 14, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURONET WORLDWIDE, INC.

By:
/s/ Jeffrey B. Newman
Jeffrey B. Newman
Executive Vice President – General Counsel

Date:	May 21, 2009

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Certificate of Incorporation
3.2	Certificate of Incorporation, as amended
10.1	Euronet Worldwide, Inc. 2006 Stock Incentive Plan, as amended (incorporated by reference from Appendix 1 to Euronet's Definitive Proxy Statement filed with the SEC on April 14, 2009).